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                                                                    EXHIBIT 99.2

                                    FORM OF
                         FLAG TELECOM HOLDINGS LIMITED
                         NOTICE OF GUARANTEED DELIVERY

    This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of FLAG Telecom Holdings Limited (the "Company") made pursuant to
the Prospectus, dated             , 2000 (the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of Transmittal") if certificates for Initial
Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as Exchange Agent, prior to 5:00 P.M.,
New York City time, or, if the Initial Notes are held through Euroclear or
Clearstream, Luxembourg, 5:00 p.m., London time, on the Expiration Date of the
Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender
Initial Notes pursuant to the Exchange Offer, a completed, signed and dated
Letter of Transmittal (or facsimile thereof) must also be received by the
Exchange Agent prior to 5:00 P.M., New York City time, or, if the Initial Notes are held through Euroclear or Clearstream, Luxembourg, 5:00 p.m., London time, on the Expiration Date. Capitalized terms not defined herein are defined in the
Prospectus.

                              THE BANK OF NEW YORK
                             (THE "EXCHANGE AGENT")

                FOR DOLLAR NOTES AND EURO NOTES NOT HELD THROUGH
                     EUROCLEAR OR CLEARSTREAM, LUXEMBOURG,

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
BY MAIL:                                       BY HAND OR OVERNIGHT SERVICE:

The Bank of New York                           The Bank of New York
101 Barclay Street                             101 Barclay Street
7 East                                         Corporate Trust Services Window
New York, New York 10286                       Ground Floor
Attention: [  ]                                New York, New York 10286
Reorganization Section                         Attention: [  ]
                                               Reorganization Section

                           Facsimile: (212) 815-6339
                      Conform by Telephone: (212) 815-2742

                          FOR EURO NOTES HELD THROUGH
                     EUROCLEAR OR CLEARSTREAM, LUXEMBOURG,

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
BY MAIL:                                       BY HAND OR OVERNIGHT SERVICE:

The Bank of New York                           The Bank of New York
London branch                                  London branch
30 Cannon Street                               30 Cannon Street
London EC4M 6XH                                London EC4M 6XH
United Kingdom                                 United Kingdom
Attention: Linda Read                          Attention: Linda Read
Corporate Trust Administration                 Corporate Trust Administration

                           Facsimile: 44 207 964 6399
                     Conform by Telephone: 44 207 964 7284

              DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN
              AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS
             VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT
                          CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "Terms of the Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

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

 PRINCIPAL AMOUNT OF   NAME(S) OF RECORD     CERTIFICATE        ADDRESS(ES)       AREA CODE AND
    INITIAL NOTES           HOLDERS          NUMBERS (IF                            TELEPHONE
      TENDERED                               AVAILABLE)                             NUMBER(S)


If Initial Notes will be delivered by transfer to The Depository Trust Company,
Euroclear or Clearstream, Luxembourg, provide account number.

Account Number
--------------------------------------------------------------------------------

                                  SIGNATURE(S)

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
X    --------------------------------------------------------   ----------------------------

X    --------------------------------------------------------   ----------------------------
                                                                Date

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within five business days after the date of execution of this Notice of Guaranteed Delivery.

________________________________________________________________________________

                                  Name of Firm

________________________________________________________________________________

                                    Address

________________________________________________________________________________

                                    Zip Code

Area Code and Telephone No. ____________________________________________________

________________________________________________________________________________

                              Authorized Signature

________________________________________________________________________________

                                     Title

Name: __________________________________________________________________________

                             (Please Type or Print)

Date: __________________________________________________________________________

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